Exhibit 10.38

AMENDMENT TO NOTE PURCHASE AGREEMENT

This Amendment to Note Purchase Agreement (this “Amendment”) is entered into this 8th day of September, 2026.

BETWEEN:

ODYSSEY MARINE EXPLORATION, INC.

as Issuer

- and -

AMERICAN OCEAN MINERALS

CORPORATION

as Holder

WHEREAS, Odyssey Marine Exploration, Inc. (the “Issuer”) and American Ocean Minerals Corporation (the “Holder”) entered into a note purchase agreement dated as of April 8, 2026 (as amended, amended and restated, renewed, extended, supplemented, replaced or otherwise modified to the date hereof, the “Existing NPA”) whereby the Holder agreed to purchase certain senior secured notes from the Issuer in the aggregate amount of up to U.S. $10,000,000 subject to the terms of the Existing NPA;

AND WHEREAS, pursuant to the Existing NPA, the Issuer issued certain Initial Notes dated as of May 11, 2026; May 28, 2026; June 29, 2026; and July 31, 2026 (the “Existing Initial Notes”) in the aggregate principal amount of $5,000,000;

AND WHEREAS, the Issuer has requested that the Holder agree to amend the Existing NPA to, among other things, permit the Holder to continue to purchase Initial Notes, or otherwise make subsequent advances under issued Initial Notes that are then outstanding, notwithstanding that the stated maximum principal amount under the Existing Initial Notes has been fully advanced;

AND WHEREAS, pursuant to the Existing NPA, the Holder shall not purchase any new Pre-Closing Note (as defined in the Existing NPA) after the Closing Date (as defined in the Existing NPA);

AND WHEREAS, pursuant to the Existing NPA the Issuer issued a certain Pre-Closing Note dated as of May 28, 2026 (the “Existing Pre-Closing Note”);

AND WHEREAS, the Issuer has requested that the Holder agree to amend the Existing NPA to, among other things, permit the Holder to continue to purchase Pre-Closing Notes, or otherwise make subsequent advances under issued Pre-Closing Notes that are then outstanding, notwithstanding that the Closing Date has occurred;

AND WHEREAS, the Issuer has requested that the Holder agree to amend the Existing Pre-Closing Note to facilitate the making of subsequent advances thereunder, notwithstanding that the Closing Date has occurred;

AND WHEREAS, the parties hereto wish to amend the Existing NPA, the Existing Initial Note and the Existing Pre-Closing Note to, among other things, effect the foregoing, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.  Interpretation. Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Existing NPA.

2.  Amendments to the Existing NPA.

The Existing NPA is hereby amended as follows:

(a)  Section 2.1(a) of the Existing NPA is hereby deleted in its entirety and replaced with the following:

“(a)	Authorization of Pre-Closing Notes

At the Purchaser’s option, from time to time on any Business Day whether prior to or following the Closing Date, the Purchaser may purchase from the Issuer Senior Secured Notes (as amended, restated, supplemented or otherwise modified from time to time, together with any notes issued in exchange therefor or replacement thereof pursuant to this Agreement, the “Pre-Closing Notes”) which such Senior Secured Notes may be evidenced by the issuance of separate Pre-Closing Notes, or as a recordation of an additional advance on the grid attached to any issued Pre-Closing Note then outstanding, provided that the aggregate principal amount under all such Pre-Closing Notes shall not exceed $5,000,000, or such greater amount as the Purchaser may agree to in writing, in its sole discretion (the “Pre-Closing Limit”). Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Credit Parties contained herein, the Issuer agrees to issue and sell Pre-Closing Notes to the Purchaser from time to time on any Business Day (but, in any event, not more than twice per calendar month), for a purchase price equal to 100% of the principal amount of each such Pre-Closing Note. The Pre-Closing Notes shall be substantially in the form set forth in Exhibit A. Without limiting the Purchaser’s discretion in determining whether to fund any Pre-Closing Note, each of the conditions specified in Section 6.3 applicable to a purchase and sale of Pre-Closing Notes shall have been satisfied on or prior to the date of the issuance of such Pre-Closing Notes. For avoidance of doubt, the Issuer’s liability under all Pre-Closing Notes shall be absolute and unconditional on issuance thereof, regardless of whether or not the Closing Date occurs.”

(b)  Section 2.1(c) of the Existing NPA is hereby amended (i) by adding “, or such greater amount as the Purchaser may agree in writing at its sole discretion” after “$5,000,000”; and (ii) by deleting the reference to “Section 2.1(b)” therein and inserting “Section 2.1(d)” in its place.

(c)  Section 2.1(d) of the Existing NPA is hereby amended by:

(i)	adding a new row to the end of the table therein as follows:

September 9, 2026	$500,000	$5,500,000

(ii)	deleting the reference to “Section 2.1(b)” therein and inserting “Section 2.1(d)” in its place; and,

(iii)	adding the following phrase at the end of Section 2.1(d):

“In addition to the scheduled advances set out in this Section 2.1(d), following written request delivered by the Issuer to the Purchaser in form and substance satisfactory to the Purchaser, the Purchaser may, at the Purchaser’s option from time to time on any Business Day following the Closing Date purchase from the Issuer additional Initial Notes, in such amounts as may be agreed to by the Purchaser in its sole discretion, with each such additional Initial Notes being evidenced as a recordation of an additional advance on the grid attached to any issued Initial Notes then outstanding.”

(d)  Section 4.2(b) of the Existing NPA is hereby deleted in its entirety and replaced with the following:

“(a)

Within fifteen (15) days after the end of each calendar month, the Issuer shall deliver to the Purchaser a report, certified by a Responsible Officer of the Issuer, setting forth in reasonable detail: (a) the actual aggregate expenditures of the Issuer and its Subsidiaries for such calendar month, compared on a line-item basis to the corresponding amounts set forth in the Approved Budget for such month; (b) the aggregate expenditures of the Issuer and its Subsidiaries on a cumulative basis from April 8, 2026 through the end of such calendar month, compared to the corresponding cumulative amounts set forth in the Approved Budget; (c) an explanation of any material variances from the Approved Budget; and (d) the Issuer’s good faith estimate of projected expenditures for the immediately following calendar month.”

(e)  Section 6.2 of the Existing NPA is hereby amended by deleting the reference to “Section 2.1(b)” therein and inserting “Section 2.1(d)” in its place.

(f)  Section 6.3 of the Existing NPA is hereby deleted in its entirety and replaced with the following:

“6.3	Conditions to Each Pre-Closing Note or Subsequent Advance Thereunder.

Notwithstanding the Purchaser’s discretion in electing to purchase Pre-Closing Notes or to make a subsequent advance under any issued and outstanding Pre-Closing Note, the Purchaser shall require the following conditions be satisfied prior to the purchase of any Pre-Closing Note or any subsequent advance to be made under any issued and outstanding Pre-Closing Note:

(a)	Pre-Closing Draw Request. The Purchaser shall have received a duly executed Pre-Closing Draw Request in accordance with Section 2.1(b).

(b)	Financing Documents. The Purchaser shall have received duly executed copy of such Pre-Closing Note, in form and substance satisfactory to the Purchaser.

(c)

Approved Budget Reconciliation. The Purchaser shall have received evidence in form and substance satisfactory to the Purchaser that the amount so requested under the Pre-Closing Draw Request constitutes an Approved Transaction Expense.

(d)

Representations and Warranties. The representations and warranties of the Credit Parties set forth in Article 3 shall be true and correct in all material respects as of the date of such Draw Date (except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date).

(e)

No Default. No Default or Event of Default shall have occurred and be continuing as of such Draw Date, or would result from the issuance of such Pre-Closing Notes or the making of any subsequent advance under an issued and outstanding Pre-Closing Note, as applicable.

(f).

Fees and Expenses. All fees, costs and expenses due and payable to the Purchaser on or before the date of such advance or subsequent advance under such Pre-Closing Note, including reasonable attorneys’ fees and expenses, shall have been paid or included as principal under such Pre-Closing Note.”

(g)  The definition of “Approved Transaction Expense” in Annex A of the Existing NPA is hereby deleted and replaced in its entirety with the following:

““Approved Transaction Expense” means a documented, out-of-pocket Transaction Expense incurred on or prior to the Merger and which corresponds with a Transaction Expenses as set out in the Approved Budget and shall include, without limitation, payments owing by the Issuer to the Purchasers pursuant to Section 9.1 hereof.”

(h)  The definition of “Draw Date” in Annex A of the Existing NPA is hereby deleted and replaced in its entirety with the following:

““Draw Date” means, in respect of any Pre-Closing Draw Request, the date set forth in such Pre-Closing Draw Request and, in respect of any subsequent advance under the Initial Notes, the date of such subsequent advance under the Initial Notes, in each case as the context require.”

(i)  The definition of “Pre-Closing Draw Request” in Annex A of the Existing NPA is hereby deleted and replaced in its entirety with the following:

““Pre-Closing Draw Request” means a written request by the Issuer to the Purchaser for the issuance of a Pre-Closing Note, which shall be substantially in the form of Exhibit E (or a subsequent advance under an issued Pre-Closing Note which is then outstanding) and shall specify (a) the requested draw date, (b) the principal amount of the Pre-Closing Note to be issued or of the subsequent advance to be advanced, (c) wire transfer instructions for the disbursement of the purchase price and (d) the Approved Transaction Expense to which such Pre-Closing Note or subsequent advance relates.”

(j)  Exhibit A of the Existing NPA is hereby amended by adding the following new Section 8 immediately after Section 7:

“8	Notations on Grid. The Issuer unconditionally and absolutely authorizes and directs the Purchaser to record on the Grid the date and amount of each:

(a) advance that the Purchaser makes to the Issuer and the resulting increase in the outstanding Obligations under this Note, and

(b) repayment on account of the Obligations under this Note paid to the Purchaser and the resulting decrease of the outstanding Obligations under this Note

The Issuer acknowledges that, notwithstanding the state of the Grid, the actual recording of the date and amount of any advance (and interest, fees, and other amounts due in respect of that advance) or repayment in an account of the Issuer that the Purchaser maintains in connection with the Obligations evidenced by this Note will be prima facie evidence of the Issuer’s indebtedness and liability from time to time in connection with the Obligations under this note, except that the Purchaser’s failure to record the date or amount of any advance or repayment in that account or on the Grid will not affect the Issuer’s obligation to pay or repay that indebtedness and liability. If there is any inconsistency between the account that the Purchaser maintains and the Grid, the account that the Purchaser maintains will, absent manifest error, govern.”

3.  Amendments to the Existing Pre-Closing Note.

The Existing Pre-Closing Note is hereby amended by adding the following new Section 8 immediately after Section 7:

“8	Notations on Grid. The Issuer unconditionally and absolutely authorizes and directs the Purchaser to record on the Grid the date and amount of each:

(a) advance that the Purchaser makes to the Issuer and the resulting increase in the outstanding Obligations under this Note, and

(b) repayment on account of the Obligations under this Note paid to the Purchaser and the resulting decrease of the outstanding Obligations under this Note

The Issuer acknowledges that, notwithstanding the state of the Grid, the actual recording of the date and amount of any advance (and interest, fees, and other amounts due in respect of that advance) or repayment in an account of the Issuer that the Purchaser maintains in connection with the Obligations evidenced by this Note will be prima facie evidence of the Issuer’s indebtedness and liability from time to time in connection with the Obligations under this note, except that the Purchaser’s failure to record the date or amount of any advance or repayment in that account or on the Grid will not affect the Issuer’s obligation to pay or repay that indebtedness and liability. If there is any inconsistency between the account that the Purchaser maintains and the Grid, the account that the Purchaser maintains will, absent manifest error, govern.”

4.  Amendments to the Existing Initial Note.

(a)  The Existing Initial Note is hereby amended by adding the phrase “, or such greater amount as the Purchaser may agree in writing at its sole discretion” after the phrase “Up to $5,000,000” as such term appears.

(b)  The Existing Initial Note is hereby amended by adding the following new Section 8 immediately after Section 7:

“8	Notations on Grid. The Issuer unconditionally and absolutely authorizes and directs the Purchaser to record on the Grid the date and amount of each:

(a) advance that the Purchaser makes to the Issuer and the resulting increase in the outstanding Obligations under this Note, and

(b) repayment on account of the Obligations under this Note paid to the Purchaser and the resulting decrease of the outstanding Obligations under this Note

The Issuer acknowledges that, notwithstanding the state of the Grid, the actual recording of the date and amount of any advance (and interest, fees, and other amounts due in respect of that advance) or repayment in an account of the Issuer that the Purchaser maintains in connection with the Obligations evidenced by this Note will be prima facie evidence of the Issuer’s indebtedness and liability from time to time in connection with the Obligations under this note, except that the Purchaser’s failure to record the date or amount of any advance or repayment in that account or on the Grid will not affect the Issuer’s obligation to pay or repay that indebtedness and liability. If there is any inconsistency between the account that the Purchaser maintains and the Grid, the account that the Purchaser maintains will, absent manifest error, govern.”

5.  Limited Effect. Except as expressly provided herein, all of the terms and provisions of the Existing NPA, the Existing Pre-Closing Note and the other Financing Documents are and shall remain in full force and effect and are hereby ratified and confirmed by the Issuer. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Existing NPA, the Existing Pre-Closing Note or the other Financing Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Issuer that would require the waiver or consent of the Holder.

6.  Conditions Precedent. This Amendment shall become effective upon the date (the “Effective Date”) on which the Holder shall have received:

(a)  this Amendment, duly executed and delivered by the parties hereto;

(b)  an acknowledgement and consent, substantially in the form of Exhibit A, duly executed and delivered by each Guarantor;

(c)  satisfactory evidence that all corporate and other proceedings that are necessary in connection with this Amendment have been taken to the Holder’s and its counsel’s satisfaction, and the Holder and such counsel shall have received all such counterpart originals or certified copies of such documents as the Holder may request; and,

(d)  such other information and documents as may reasonably be required by the Holder and its counsel in connection with this Amendment.

7.  Representations and Warranties. The Issuer, for itself and on behalf of the Company, hereby represents and warrants to the Holder (before and after giving effect to this Amendment) that:

(a)  The Issuer has the corporate power and authority, and the legal right, to execute, deliver and perform this Amendment and to obtain extensions of credit under the NPA as amended by this Amendment (the “NPA”) and/or the Existing Pre-Closing Note, as amended by this Amendment (the “Amended Pre-Closing Note”).

(b)  The Issuer has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and to authorize the extensions of credit on the terms and conditions of the NPA and the Amended Pre-Closing Note.

(c)  No consent or authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required in connection with this Amendment, the extensions of credit under the NPA or the Amended Pre-Closing Note or the execution, delivery, performance, validity or enforceability of this Amendment, or the performance, validity or enforceability of the NPA or the Amended Pre-Closing Note, except consents, authorizations, filings and notices which have been obtained or made and are in full force and effect.

(d)  This Amendment has been duly executed and delivered on behalf of the Issuer. This Amendment, the NPA and the Amended Pre-Closing Note constitute the legal, valid and binding obligations of the Issuer and are enforceable against the Issuer in accordance with their terms.

(e)  Each of the representations and warranties made by the Issuer herein or in or pursuant to the Financing Documents is true and correct on and as of the Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct as of such earlier date).

(f)  No Event of Default has occurred and is continuing, or will result from this Amendment or any extension of credit under the NPA or the Amended Pre-Closing Note.

(g)  The Issuer has performed in all material respects all agreements and satisfied all conditions which this Amendment and the other Financing Documents provide shall be performed or satisfied by the Issuer on or before the Effective Date.

8.  Confirmation of Security and Guarantees. The Issuer hereby confirms that each of the Collateral Documents that it has delivered to the Holder is and continues to be in full force and effect as continuing security for the payment and performance by it of all its present and future indebtedness, liabilities and obligations to the Holder now or hereafter arising, to the extent provided therein, and each such Collateral Document is enforceable against it by the Holder in accordance with its terms.

9.  Successors and Assigns. This Amendment is binding upon and shall enure to the benefit of the Holder and the Issuer and their respective successors and permitted assigns.

10.  Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to any choice or conflict of law provision or rule, whether of the State of New York or any other jurisdiction).

11.  Counterparts and Delivery. This Amendment may be executed in counterparts, each of which is deemed an original, but all of which together are deemed to be one and the same agreement. A signed copy of this Amendment delivered by email or other means of electronic transmission is deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ODYSSEY MARINE EXPLORATION, INC., as the Issuer		AMERICAN OCEAN MINERALS CORPORATION, as the Holder

		By:	/s/ Mark Justh
By:	/s/ Mark Gordon	Name:	Mark Justh
Name:	Mark Gordon	Title:	CEO
Title:	CEO

[Signature page – 1st Amendment to Odyssey Marine Exploration, Inc. NPA]

EXHIBIT 1

FORM OF ACKNOWLEDGMENT AND CONSENT

RE:

Note purchase agreement dated as of April 8, 2026, among Odyssey Marine Exploration, Inc., as issuer (the “Issuer”), Odyssey OML Holdings Limited, Odyssey Minerals Cayman Limited, Odyssey Marine Minerals, LLC and Marine Exploration Holdings, LLC, as guarantors, and American Ocean Minerals Corporation, as holder (the “Holder”) (as amended, amended and restated, renewed, extended, supplemented, replaced or otherwise modified to the date hereof, the “NPA”)

WHEREAS, as security for the payment and performance of the Borrower’s obligations under the NPA, and each Note (as such term is defined in the NPA) issued thereunder, each of the undersigned have provided to the Holder the Guaranty (as such term is defined in the NPA) and the Collateral Documents (as such term is defined in the NPA) to which such person is a party;

AND WHEREAS the Holder and the Issuer have agreed to amend the NPA and that certain Pre-Closing Note (as such term is defined in the NPA) dated as of May 28, 2026 on the terms set forth herein.

NOW THEREFORE in consideration of the Holder entering into the Amendment and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the undersigned hereby acknowledges, confirms and agrees as follows:

(a) Each of the undersigned has received a copy of the Amendment and hereby consents to the transactions contemplated by the Amendment.

(b) Each of the undersigned hereby acknowledges and confirms that each of the Guaranty and each Collateral Document to which it is a party is, and continues to be, in full force and effect as continuing security for the payment and performance by it of all its present and future indebtedness, liabilities and obligations to the Holder now or hereafter arising, to the extent provided therein, and each such document is enforceable against it by the Holder in accordance with its terms after giving effect to the Amendment.

(c) This acknowledgement and consent shall enure to the benefit of Holder and its successors and assigns and shall be binding on the undersigned and its successors and assigns and shall for all purposes be deemed to be a Financing Document (as defined in the NPA). Capitalized terms used and not defined herein shall have the respective meanings given to them in the NPA.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Acknowledgment and Consent as of September  , 2026.

ODYSSEY OML HOLDINGS LIMITED

By:
Name:
Title:

ODYSSEY MINERALS CAYMAN LIMITED

By:
Name:
Title:

ODYSSEY MARINE MINERALS, LLC

By:
Name:
Title:

MARINE EXPLORATION HOLDINGS, LLC

By:
Name:
Title: